Consent of Independent Auditors


The Board of Directors of Aetna Life Insurance and Annuity Company and Contract Owners of Aetna Variable Annuity Account B:

We consent to the use of our reports incorporated herein by reference.



                                                        /s/KPMG Peat Marwick LLP
                                                    ----------------------------

                                                           KPMG Peat Marwick LLP

Hartford, Connecticut
February 12, 1997